10/25/2022 110/25/2022 1 TRUTH | INTEGRITY | TRANSPARENCY Third Quarter Exhibit 99.2

2 Safe Harbor and Non-GAAP Measures Forward-looking statements This presentation includes “forward-looking statements”, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on various facts and derived utilizing assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors, which change over time and are beyond our control, that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the expected payment of Veritex Holdings, Inc.’s (“Veritex”) quarterly cash dividend; the impact of certain changes in Veritex’s accounting policies, standards and interpretations; the effects of the COVID-19 pandemic and actions taken in response thereto; and Veritex’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “seeks,” “targets,” “outlooks,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10-K for the year ended December 31, 2021 and any updates to those risk factors set forth in Veritex’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex or persons acting on Veritex’s behalf may issue. This presentation also includes industry and trade association data, forecasts and information that Veritex has prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to Veritex, which information may be specific to particular markets or geographic locations. Some data is also based on Veritex's good faith estimates, which are derived from Veritex management's knowledge of the industry, markets and independent sources. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Although Veritex believes these sources are reliable, Veritex has not independently verified the information contained therein. While Veritex is not aware of any misstatements regarding the industry data, forecasts and information included in this presentation, such data forecasts, and information and Veritex's estimates based thereon involve risks, assumptions and uncertainties and are subject to change based on various factors. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise such data forecasts, and information and Veritex's estimates based thereon, whether as a result of new information, future developments or otherwise, except as required by law. Non-GAAP Financial Measures This presentation contains certain non-GAAP (generally accepted accounting principles) financial measures, including tangible book value per common share (“TBVPS”), tangible common equity to tangible assets, return on average tangible common equity (“ROATCE”), operating earnings, pre-tax, pre-provision (“PTPP”) operating earnings, diluted operating earnings per shares (“EPS”), operating return on average assets (“ROAA”), PTPP operating ROAA, Operating ROATCE, operating efficiency ratio, operating noninterest income, operating noninterest expense and adjusted net interest margin (“NIM”). Veritex’s management uses these non-GAAP financial measures to evaluate its operating performance and provide information that is important to investors. The non-GAAP financial measures that Veritex discusses in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP.

3                Truth in Texas Banking Dallas / Ft. Worth Houston (31) Branches $11.7 Billion in assets 2.20% PTPP ROAA 7.0% CAGR TBV since Green Bank acquisition, 1/1/19 $1.44 Billion market cap Financial metrics as of September 30, 2022; market cap as of October 10, 2022. Veritex Holdings, Inc. Franchise Overview

4 Strong, Resilient Texas Market Our platform is powered by the Texas markets we serve Source: Bureau of Labor Statistics; Dallas Chamber of Commerce; Greater Houston Partnership; YTexas; Houston.org; S&P Global Market Intelligence

Third Quarter 2022 Highlights

Record quarterly dollar earnings

Financial Highlights ($M)	Q3 2022	Q2 2022	Q3 2021
Net Interest Income	$101.0	$84.5	$71.3
Non-Interest Revenue	13.0	10.4	15.6
Total Revenue	114.0	94.9	86.9
Non-Interest Expense	51.0	48.2	41.3
PTPP	63.0	46.7	45.6
Provision for Credit Losses	7.5	9.0	(0.4)
Income Tax Expense	12.2	8.1	9.2
Net Income	43.3	29.6	36.8

Key Performance Metrics			
Diluted EPS / Operating ($)	0.79 / 0.80	0.54 / 0.55	0.73 / 0.70
BVPS / TBVPS ($)	26.15 / 17.91	26.50 / 18.20	26.09 / 17.53
ROAA / Operating (%)	1.50 / 1.51	1.11 / 1.12	1.56 / 1.48
Efficiency Ratio / Operating (%)	44.71 / 44.37	50.76 / 50.45	47.55 / 48.51
ROATCE / Operating ROATCE (%)	17.82 / 17.94	12.68 / 12.77	17.72 /16.92

Strong Balance Sheet

- Total capital of $1.4 billion; up $44 million in 3Q22
- Return on average tangible common equity increased to 17.8% in 3Q22 compared to 12.7% in 2Q22
- Non-performing assets ("NPAs") to total assets decreased to 0.26%, or 14 bps, from 2Q22
- Net charge-offs to average loans outstanding of 3 bp during 3Q22 and 10 bps for 2022 year to date
- Declared a $0.20 quarterly dividend
- Common stock offering completed on March 3, 2022 providing net proceeds of ~$153.8 million and improving regulatory capital levels

Profitability

- Operating earnings of $43.6 million, or $0.80 per diluted share
- PTPP ROAA of 2.20%
- Net interest margin increased to 3.77%, up 35 bps
- Balance sheet positioning and growth initiatives drove net interest income up 19.6% quarter over quarter as interest rates continue to rise

Growth Momentum

- Total loans held for investment ("LHI"), excluding mortgage warehouse ("MW") and Paycheck Protection Program ("PPP") loans, increased $594.6 million, or 30.0% annualized
- Total deposits grew $230.7 million, or 10.8% annualized

5

6 Key Financial Metrics 50.8% 48.5% 47.6% 52.1% 50.5% 44.4% 3Q21 4Q21 1Q22 2Q22 3Q22 Reported Operating $17.53 $17.49 $18.51 $18.20 $17.91 3Q21 4Q21 1Q22 2Q22 3Q22 17.7% 20.1% 15.4% 12.7% 17.8% 3Q21 4Q21 1Q22 2Q22 3Q22 ROATCE Operating ROATCE ($ in millions) $74.0 $50.1 $48.0 $45.0 $30.6 0.77% 0.51% 0.46% 0.40% 0.26% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 3Q21 4Q21 1Q22 2Q22 3Q22 NPAs NPAs/Total Assets11 11 1 47.6% 20.5% 16.9% 16.1% 47.55% 12.8% 48.5% $0.73 $0.82 $0.65 $0.54 $0.79 $0.70 $0.84 $0.66 $0.55 $0.80 3Q21 4Q21 1Q22 2Q22 3Q22 Diluted EPS Diluted Operating EPS 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures 17.9% TBVPS ROATCE Diluted EPS ($) PTPP ROAA Efficiency Ratio NPAs / Total Assets $43.9 $48.6 $42.3 $47.0 1.85% 1.97% 1.71% 1.76% 2.20% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3Q21 4Q21 1Q22 2Q22 3Q22 PTPP Operating Earnings PTPP Operating ROAA $63.5 44.7% 52.8% PTPP increased 44 bps in 3Q22 to 2.20%

7 Disciplined Lending in Growing Texas Market Pandemic-Era Loan Growth ($B) Quarter over Quarter Loan Growth ($B) Growth: +7.5% Strong broad growth; CAGR 18.2%

8 Disciplined Lending in Texas $2.0 Billion $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 $1.8 $2.0 Jan Feb Mar Apr May Jun July Aug Sept Oct Nov Dec 2022 Unfunded 2021 Unfunded CRE ADC Construction LOC Current Unfunded (Non-Revolving) YTD Growth by Portfolio (33,771) 78,867 315,175 737,823 947,208 (23,463) 377,425 (5,435) 312,678 170,491 ($ in thousands) OOCRE NOOCRE 1-4 Family Resi Construction and land Commercial and Industrial 30-35% of 2022 Growth driven from new hires since the start of the pandemic

9 Prudent Underwriting $1.7 Billion in Production in 3Q22

10 $76.7 $73.0 $84.5 $101.0 3.26% 3.37% 3.22% 3.42% 3.77% 3.16% 3.31% 3.15% 3.37% 3.72% 3Q21 4Q21 1Q22 2Q22 3Q22 Net Interest Income ("NII") NIM Adjusted NIM (Excludes All Purchase Accounting) $71.3 $9.0 $9.2 $9.9 3Q21 4Q21 1Q22 2Q22 3Q22 Average Earning Assets $8.7 $10.6 ($ in billions) ($ in millions) 2Q22 Net Interest Income $84,480 Impact of rate changes 8,372 Impact of growth 6,574 Change due to day count 1,098 Change in earning asset mix and other 516 3Q22 Net Interest Income $101,040 22+% ($ in thousand) Average Earnings Assets Net Interest Income Rollforward Interest Rate Sensitivity Growing Net Interest Income Record NII, expanded NIM 35 bps Interest Rate Scenario Forecasted Net Interest Income ($ in millions) Percentage Change From Base Forecasted Net Interest Margin Forecasted Net Interest Margin Change from Base Up 300 bps 514.5$ 10.05% 4.66% 9.91% Up 200 bps 499.0$ 6.73% 4.52% 6.60% Up 100 bps 483.4$ 3.40% 4.38% 3.30% BASE CASE 467.5$ 0.00% 4.24% 0.00% Down 100 bps 447.3$ -4.34% 4.06% -4.25%

11 5 Quarter Trend, exc. MW and PPP Debt Investment Yields Variable and Hybrid Loans by Index Interest Rate Components of Loans and Investments 2.70% 2.74% 2.76% 2.93% 3.05% 3Q21 4Q21 1Q22 2Q22 3Q22 1 1 Excludes $2.1 million of prepayment penalty income on debt securities during 4Q21. 4.16% 4.12% 4.03% 4.16% 5.01% 0.20% 0.18% 0.17% 0.28% 0.76% 3Q21 4Q21 1Q22 2Q22 3Q22 Average Loan Yield Average Cost of Total Deposits 27% 67% 6% Loan Portfolio by Repricing Type Fixed Variable Hybrid 5 quarter investment yield trend, excluding prepayments Variable and Hybrid Loans by Rate Index Amount (in milions) % of Variable and Hyrbrid Loans 1-Month LIBOR 2,741.3$ 41.5% 12-Month LIBOR 302.5$ 4.6% SOFR 1,991.5$ 30.1% Prime Rate 1,563.2$ 23.7% Other 7.8$ 0.1% Total Variable and Hybrid Loans 6,606.3$ 100.0% Loan yield up 85 bps and deposit rates up 48 bps

Operating Noninterest Income/Expense

Efficiency ratio improved to 44.7%

3Q22 / 2Q22 Noninterest Income Comparison



$10,378
$13,021
2%
12%
7%
9%
22%
47%
15%
24%
4%
20%
37%
2Q22
3Q22
Service Charges & Fees on Deposit Accounts
Equity Method Invst.
Customer Swap Income
Gain on MLHFS
Loan Fees
Govt. Guaranteed Loan Income
Other

Note: Excludes noninterest income line items in a loss position

- Customer swap income increased 154% primarily due to increased trades executed during 3Q22 compared to 2Q22 and talent investment
- Other income increased $2.0 million primarily due to $2.1 million in service asset valuation adjustments taken during 3Q22
- Equity method investment income decreased $2.0 million primarily due to the increase in interest rates and the corresponding impact on volume

3Q22 / 2Q22 Noninterest Expense Comparison



$47,858
$50,607
5%
5%
6%
7%
9%
11%
56%
4%
5%
7%
7%
9%
9%
59%
2Q22
3Q22
Salary and Employee Benefits
Occupancy and Equip.
Prof. Fees
Marketing
Other
Data Processing
Amort. Of Intang.

- Salaries and employee benefits increased $2.8 million, or 10%, from 2Q22 primarily due to new talent hires during 3Q22, increases in lender incentives and inflation
- Professional and regulatory fees increased $853 thousand, or 30%, primarily due to the Company's increase in asset size and the corresponding increase in FDIC assessment fees

12

13 $349.1 $106.2 $307.6 Underwriting Term Sheet Issued Prospects ($ in millions) USDA Pipeline $763M Gain on Sale % Total Volume $797.9 $667.0 $544.8 $651.5 $325.8 3Q21 4Q21 1Q22 2Q22 3Q22 3.80% 3.60% 3.45% 3.47% 3.88% 3Q21 4Q21 1Q22 2Q22 3Q22 ($ in millions) (Investment completed on July 19, 2021) Government Guaranteed and Thrive 5 Thrive Mortgage, LLC 5 Government Guaranteed SBA Pipeline $14.8 $21.5 $25.4 $23.4 In Process In Underwriting In Closing Closed in 2022$85.1M

14 ($ in billions) Deposit Growth 5 Deposit Composition 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Interest Bearing Noninterest bearing Certificates & Time Deposits $5.8 $8.7 CAGR 20.0% 25% 42% 0% 0% 15% 27% Interest Bearing Deposits Total Deposits Cumulative change in deposit costs over cumulative change in average Fed Funds effective 5 Rate Hike Beta Trends Strong deposit management; CAGR of 20.0% Int. Bearing Rate Total Deposit Rate Fed Funds Upper Target 5 Rates and Fed Funds Target 3.25% 1.15% 0.76% 0.25% 0.26% 0.18% Spot rate for total deposits as of Sept. 30th was 1.15%

15 8.75% 9.25% 9.09% 3Q21 2Q22 3Q22 CET1 Total Capital 12.31% 11.95% 11.68% 3Q21 2Q22 3Q22 Regulatory Minimum + Capital Conservation Buffer 7.0% 10.5% - Support organic growth - Maintain strong debt ratings - Provide attractive dividend - Strategic growth, including M&A Strong Capital Supporting Balance Sheet Capital Levels TBVPS Capital Priorities 8.00% 6.00% 4.50% 10.50% 8.50% 7.00% Total Capital Tier 1 Capital CET1 Capital Minimum Capital Conservation Buffer Veritex 11.68% 9.35% 9.09% Capital in Excess of Buffer $242.5 $97.5 $135.8 ($ in millions) $0.80 $0.06 $0.05 6/30/2022 Net Income SBC Expense CDI Amort. Hedge AOCI Dividend AFS AOCI 9/30/2022 $18.20 $(0.20) $17.91 $(0.74) $(0.26) CET1 focus with target 10%

161 Past due loans exclude purchased credit deteriorated loans that are accounted for on a pooled basis and non-accrual loans. 2 Total loans excludes Loans Held for Sale, MW and PPP loans. 3Q21 4Q21 1Q22 2Q22 3Q22 0.00% 0.10% 0.20% 0.30% 30-59 Past Due 60-89 Past Due 90+ Past Due 3Q21 4Q21 1Q22 2Q22 3Q22 Originated $120 $2,921 $- $298 $62 Acquired $5,652 $9,747 $4,769 $611 $2,127 ($ in thousands) ($ in millions) $373.4 $347.7 $340.9 $330.1 $312.0 3Q21 4Q21 1Q22 2Q22 3Q22 $100 $200 $300 $400 Criticized Loans ($ in millions, excludes PCD loans) Totals: $16,508 $9,997 $16,921 $7,373 $5,352 (16.4%) $3,253 2Q22 Charge-offs Specific Impairments Change in Economic Factors Net Growth 3Q22 Improving Asset Quality and ACL Past Due Trend1 % of Total Loans2 Net Charge-offs Quarterly Criticized Loans ACL Strong credit metrics; reserves reflect uncertain economic outlook

10/25/2022 1710/25/2022 17 TRUTH | INTEGRITY | TRANSPARENCY Supplemental Information

18 Reconciliation of Non-GAAP Financial Measures

19 Reconciliation of Non-GAAP Financial Measures

20 Reconciliation of Non-GAAP Financial Measures

21 Reconciliation of Non-GAAP Financial Measures

22 Reconciliation of Non-GAAP Financial Measures

10/25/2022 2310/25/2022 23 TRUTH | INTEGRITY | TRANSPARENCY Third Quarter